Exhibit 10.1
AMENDED AND RESTATED SPONSOR SHARE PURCHASE AGREEMENT
     This AMENDED AND RESTATED SPONSOR SHARE PURCHASE AGREEMENT (this “Agreement”) is made as of February 29, 2008, by and between Sidhu Special Purpose Capital Corp., a Delaware corporation (the “Company”), and WNH Holdings, LLC, a Pennsylvania limited liability company (the “Purchaser”).
     WHEREAS, the Company sold and issued 150 shares (the “Original Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), to the Purchaser in October 2007 for a purchase price of $25,000; and
     WHEREAS, as a result of a 28,750 for one stock split declared by the Company on February 27, 2008, with respect to its shares of Common Stock, the Company issued an additional 4,312,350 shares of its Common Stock to the Purchaser; and
     WHEREAS, as a result of a 0.6 for 1.0 reverse stock split declared by the Company on July 11, 2008, with respect to its shares of Common Stock, the Company cancelled 2,062,350 shares of its Common Stock issued to the Purchaser (the Original Shares as adjusted by such splits are referred to herein as the “Sponsor Shares”); and
     WHEREAS, the Company has filed a registration statement on Form S-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “Initial Public Offering”) of 10,775,200 of the Company’s units (“Public Units”) to be sold to the public and 425,200 of the Company’s units to be sold to the Purchaser (the “Sponsor Units” and together with the Public Units, the “Units”), each consisting of one share of Common Stock, and one warrant to purchase one additional share of Common Stock for $6.50, subject to the terms and conditions to be set forth in the Registration Statement; and
     WHEREAS, the Purchaser has agreed in connection with the Initial Public Offering that the number of Sponsor Shares after completion of the Initial Public Offering is not to exceed 20% of the sum of (i) the Sponsor Shares, and (ii) the shares of Common Stock issued to persons other than the Purchaser (including any shares issued in connection with the exercise by the underwriter of the Over-Allotment Option (as defined below)).
     NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:
     1. Forfeit and Return of Shares. (a) Pursuant to an underwriting agreement to be entered into between the underwriters and the Company in connection with the Initial Public Offering, the Company will grant to the underwriters an option to purchase up to 1,350,000 additional Units solely for the purpose of covering over-allotments (the “Over-Allotment Option”). If, and to the extent, the underwriters in the Initial Public Offering do not exercise all or a portion of the over-allotment option, the Purchaser and any transferee of any Sponsor Shares shall forfeit and return to the Company for cancellation a number of Sponsor Shares (the “Forfeited Shares”) to be calculated by multiplying 387,500 by the percentage of the Over-Allotment Option that remains unexercised as of the earlier of (i) the expiration date of the Over-Allotment Option, and (ii) the earlier termination thereof. The forfeit of a portion of the Sponsor Shares, if any, shall occur automatically on the earlier to occur of the expiration of the Over-Allotment Option and the termination thereof. If the underwriter exercises the Over-Allotment Option in full, neither the Purchaser nor any transferee of any Sponsor Shares shall be deemed to have forfeited any of the Sponsor Shares.
(b) Pursuant to an underwriting agreement to be entered into between the underwriters and the Company in connection with the Initial Public Offering, the Purchaser agrees that in the event the Company fails to enter into a letter of intent or definitive agreement with respect to an acquisition candidate, which by itself does not have to satisfy the requirements of a “Business Combination” (as defined in the Company’s certificate of incorporation), within 12 months after the date of the final prospectus used in connection with the Initial Public Offering, then the Purchaser will forfeit such number of the Sponsor Shares so that, following such forfeiture, the number of Sponsor Shares issued and outstanding shall be equal to 17.5% of the sum of (i) the aggregate number of Sponsor Shares outstanding and (ii) the shares of Common Stock of the Company issued to the public in the Initial Public Offering. The forfeit of such portion of the Sponsor Shares, if any, shall occur automatically on the date that is 12 months after the date of the final prospectus used in connection with the Initial Public Offering unless the Company has entered into a memorandum of understanding, letter of intent or similar agreement with respect to an acquisition candidate on or before such date.

     2. Escrow. Prior to or upon the consummation of the Initial Public Offering, the Purchaser and any transferee of any Sponsor Shares will enter into a securities escrow agreement with Mellon Investor Services LLC, as escrow agent (the “Securities Escrow Agreement”), whereby the Sponsor Shares shall be held in escrow by the Escrow Agent until 180 days after the Company consummates a Business Combination (as defined in Section 7(a)(i)).
     3. Restrictive Legends. All certificates representing the Sponsor Shares shall have endorsed thereon legends in substantially the following forms:
          (a) “The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The securities may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under the Securities Act or an opinion of counsel satisfactory to the Company that registration is not required.”
          (b) “Some of the securities represented by this Certificate may be subject to forfeiture pursuant to Section 1 of the Amended and Restated Sponsor Share Purchase Agreement, dated as of February 28, 2008.”
          (c) Any legend that may be required by the Securities Escrow Agreement.
          (d) Any legend that may be required by state or blue sky laws or regulations.
     4. Investment Representations. In connection with the purchase of the Sponsor Shares, the Purchaser represents to the Company the following:
          (a) The Purchaser has made an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representatives as assurances from the Company, its officers, directors or employers or any other representatives or agents of the Company, other than as set forth in this Agreement and the other agreements entered into between the parties hereto.
          (b) The Purchaser is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase the Sponsor Shares.
          (c) The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company.
          (d) The Purchaser understands that its investment in the Sponsor Shares involves a high degree of risk.
          (e) The Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with Purchaser’s legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
          (f) The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Sponsor Shares, and is able to bear the economic risk of an investment in the Sponsor Shares in the amount contemplated hereunder.
          (g) The Purchaser understands that there presently is no public market for the Sponsor Shares and none is anticipated to develop in the foreseeable future.
          (h) The Purchaser can afford a complete loss of its investment in the Sponsor Shares.
          (i) The Purchaser is purchasing the Sponsor Shares for investment for the Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.
          (j) The Purchaser understands that the Sponsor Shares have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties and agreements of the Purchaser set forth herein to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Sponsor Shares, including, but not limited to, the bona fide nature of the Purchaser’s investment intent as expressed herein.
          (k) The Purchaser further acknowledges and understands that the Sponsor Shares must be held indefinitely unless the Sponsor Shares are subsequently registered under the Securities Act or an exemption from such registration is available.
          (l) The Purchaser understands that the certificates evidencing the Sponsor Shares will be imprinted with a legend that prohibits the transfer of the Sponsor Shares unless the Sponsor Shares are registered or such registration is not required in the opinion of counsel for the Company.
          (m) The Purchaser represents that the Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
          (n) The Purchaser has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All limited liability company action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Purchaser.

          (o) This Agreement constitutes the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
          (p) The purchase by the Purchaser of the Sponsor Shares does not conflict with the organizational documents of the Purchaser or with any material contract, by which the Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or its property.
          (q) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.
          (r) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Sponsor Shares or the fairness or suitability of the investment in the Sponsor Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Sponsor Shares.
     5. Company Representations and Warranties. In connection with the issuance and sale of the Sponsor Shares, the Company represents to the Purchaser the following:
          (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.
          (b) All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Company.
          (c) This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).
          (d) The sale by the Company of the Sponsor Shares does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

          (e) The Sponsor Shares have been duly authorized and, when issued, delivered and paid for in accordance with this Agreement, such Sponsor Shares will be validly issued, fully paid and nonassessable, and free and clear of all liens and claims. No preemptive rights of stockholders exist with respect to any of the Sponsor Shares or the issue and sale thereof.
     6. Assignment. Notwithstanding anything herein to the contrary, the Sponsor may assign to any of its affiliates and to any of the officers and directors of the Company (collectively, the “Permitted Assignees”), any portion of the Sponsor Shares (the “Assigned Sponsor Shares”). In the event of such an assignment, such Permitted Assignees will assume the Sponsor’s obligations under this Agreement in regards to the Assigned Sponsor Shares. Each Permitted Assignee will execute a counterpart signature page to this Agreement, agreeing to be bound by the provisions of this Agreement.
     7. Transfer Restrictions.
          (a) Transfer Restrictions.
          (i) Except as otherwise permitted by Section 6 hereof, the Sponsor shall not sell, offer to sell, contract or agree to sell, assign, hypothecate, pledge, donate, encumber, grant any option to purchase or otherwise dispose of any interest in the Sponsor Shares until 180 days after the consummation of the Business Combination (the “Lockup Period”). As used in this Agreement, a “Business Combination” shall mean our initial business combination, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, with one or more currently unidentified domestic or international operating businesses, together having a fair market value of at least 200% of our net assets held in trust (net of taxes and up to $2,400,000 permitted to be disbursed to the Company for working capital purposes and excluding the amount of the underwriter’s deferred discount held in trust) at the time of the business combination.
          (ii) Notwithstanding the foregoing, the Sponsor may transfer any of the Sponsor Shares by gift to a member of the immediate family of any of the Sponsor’s members for estate planning purposes or to a trust, the beneficiary of which is any of the Sponsor’s members or a member of the immediate family of any of the Sponsor’s members; provided, however, that transfers permitted by this Section 7(a)(ii) may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement and such other documents as the Company may reasonably require. During the Lockup Period, the Sponsor shall not pledge or grant a security interest in the Sponsor Shares or grant a security interest in the Sponsor’s rights under this Agreement.
     8. Indemnification. The Purchaser hereby agrees to indemnify and hold harmless the Company and the Company’s officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the Purchaser and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Purchaser and contained herein, or (b) arise out of or are based upon any breach by Purchaser of any representation, warranty, or agreement made by the Purchaser contained herein.
     9. Miscellaneous.
          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.
          (b) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not during normal business hours of the recipient, then on the next business day, (iii) five calendar days after having been sent by United States registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party’s address as follows:
If to the Company:
Sidhu Special Purpose Capital Corp.
Center City Executive Centre
607 Washington Street
Reading, PA 19601
With a copy to:
Stevens & Lee, P. C.
485 Madison Avenue
20th Floor
New York, New York, 10022
If to the Sponsor:
WNH Holdings, LLC
Center City Executive Centre
607 Washington Street
Reading, PA 19601
          (c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon the Purchaser and the Purchaser’s respective successors and assigns.

          (d) Independent Counsel. The Purchaser acknowledges that this Agreement has been prepared on behalf of the Company by Stevens & Lee, counsel to the Company, and that Stevens & Lee does not represent, and is not acting on behalf of, the Purchaser. The Purchaser has been provided with an opportunity to consult with the Purchaser’s counsel with respect to this Agreement.
          (e) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
          (f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
          (g) Further Execution. The parties agree to take all such further action as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the Sponsor Shares that are the subject of this Agreement.
          (h) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement or any counterpart may be executed via facsimile or electronic mail transmission, and any such executed facsimile or electronic mail copy shall be treated as an original.
          (i) Survival. The representations and warranties contained herein will survive the delivery of, and the payment for, the Sponsor Shares.
          (j) Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of the Purchasers in the negotiation, administration, performance or enforcement hereof.
     10. Effective Date. This Agreement amends and restates, effective as of                      , 2008, the Sponsor Share Purchase Agreement dated as of February 29, 2008, between the Company and the Purchaser.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SIDHU SPECIAL PURPOSE CAPITAL CORP.
By:	/s/ Jay S. Sidhu
	Name:	Jay S. Sidhu
	Title:	Chairman, President and Chief Executive Officer

WNH HOLDINGS, LLC
By:	/s/ Jay S. Sidhu
	Name:	Jay S. Sidhu
	Title:	Manager